[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS HORIZON FUND

SEPTEMBER 30, 1997

ADVANTUS HORIZON FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

INDEPENDENT AUDITORS' REPORT                 18

FEDERAL INCOME TAX INFORMATION               19

SHAREHOLDER SERVICES                         20

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

The 1997 fiscal year has been a rewarding one for investors. On the equity side, despite the anticipation of a market downturn, the equity market continued to climb. Over the twelve month period ending September 30, 1997, the S&P 500* gained 40.5 percent; over 26 percent of that gain was for the trailing six months. We saw a slight market decline of 5.5 percent in August, but stocks bounced back by the end of September.

As the stock market continues to push forward, some investors lose sight of the importance of maintaining a position of their assets in bonds. Investors who diversify their portfolio assets between stocks and bonds can better position their portfolio in the event of stock market downturns. There was not a stock market correction of major significance during this reporting period.

The bond market demonstrated strong performance throughout 1997. For the twelve month period ending September 30, 1997, the Lehman Corporate Bond Index** returned 10.8 percent. This is a 6 percent increase over last year's return. Stable interest rates and low inflation have contributed to the bond market's stellar performance.

Your Advantus Family of Funds includes a range of equity and bond offerings. I recommend that you talk with your Ascend financial representative to ensure that your portfolio has an appropriate balance for your situation. As we continue to watch the stock market hit new highs, we cannot assume that upward moves are a continuing trend.

In the pages that follow, the Fund's manager will give you more information about the economy and conditions within the market that may have affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

We assert that a long-range view of investing provides the greatest benefit to our shareholders. We encourage you to maintain a long-range view, and we believe that you will derive the greatest benefit by doing so.

Sincerely,

/s/ Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.

**The Lehman Corporate Bond Index includes all fixed-rate, publicly traded, investment grade corporate debt with at least one year to maturity and $50 million par value outstanding.

ADVANTUS HORIZON FUND
PERFORMANCE UPDATE
[PHOTO]
THOMAS A. GUNDERSON, CFA AND JEFFREY R.
ERICKSON, CFA
PORTFOLIO MANAGERS
The Advantus Horizon Fund is a mutual
fund designed for investors seeking
long-term growth of capital combined with a moderate level of current income. The
Fund seeks to achieve its objective by
investing in equity securities
diversified among individual companies
and industries. The Fund invests
primarily in dividend-paying common
stocks of established companies with
strong long-term outlooks--but may also
invest in companies perceived to be
temporarily undervalued or which because of new management, products or markets, show promise of substantially improved results.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Horizon Fund's performance for the year ended September 30, 1997 for each class of shares offered was as follows:

Class A........          25.0 percent*
Class B........          24.3 percent*
Class C........          24.0 percent*

PORTFOLIO RECAP

September 30, 1997 brought to a close another strong quarter and another strong year for the market and for the Horizon Fund. During the first three quarters of the fiscal year, market performance was driven by gains in large multinational corporations, and by companies in the financial services sectors. Some of the strength in the multinational firms was reversed in the fiscal last quarter, as the strengthening dollar caused earnings shortfalls from international operations. During the last fiscal quarter technology stocks surged, which fueled the performance of the NASDAQ index** over the S&P 500+, and caused small company stocks to outperform large company stocks. In addition, the healthy economy helped cyclical stocks outperform stable growth stocks which allowed value indices such as the Russell 1000 Value Index++ to outperform growth indices such as the Russell 1000 Growth Index++.

During the year, performance of the Horizon Fund was helped by holdings in the Financial, Consumer Cyclical and Capital Goods sectors. Stocks in the Financial sector included T. Rowe Price and Sunamerica. The Consumer Cyclical group was helped by retailers in general, Kohl's in particular, and by Omnicom as well. (Kohl's was sold out of the Fund by year end due to significant price appreciation and excessive valuation levels.) The Capital Goods sector was boosted by holdings in Tyco International.

The Horizon Fund was held back by an underweight in technology hardware and in energy related stocks. While the Fund has close to a market weight in technology, many of the holdings are in computer services, which are high quality companies with stable earnings growth. The stability in earnings relative to the hardware related companies translates to less volatility in the stocks prices. This quarter the volatility was upward for the hardware companies, and in comparison our technology stocks , while up, fell behind these companies. This allowed the return of the S&P 500+ to exceed that of the Horizon Fund over the 12 month period. However, over time the market will likely reward consistent earnings growth. Finally, the price of Columbia/ HCA, in the Health Care sector, fell as a result of an ongoing federal investigation into the company's billing practices.

                                                                        ADVANTUS
                                                                    HORIZON FUND
                                                              SEPTEMBER 30, 1997

OUTLOOK

The economic environment has been fantastic for corporate profits, the government and consumers. Inflation and interest rates are low, a balanced federal budget is in sight, unemployment is at a 24 year low and consumer confidence is at a 28 year high. Of course these factors have been a boon for the stock market; it has done well because of these factors.

This has been a particularly good environment for lower quality companies as measured by Standard and Poors. These companies tend to have more cyclical earnings, which are currently at peak levels. It is interesting that these companies are also more expensive than higher quality companies with more predictable earnings growth. In other words, the market is paying to take risk. While we are not predicting recession, we also do not believe that the economy will always grow in a smooth upward curve. When we experience bumps in economic growth, valuations tend to revert to normal, which will then favor the high quality stable growth companies that we own in the Horizon Fund.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The NASDAQ Composite Index contains all Nasdaq National Market System issues, as well as all domestic common stocks traded in the regular Nasdaq market.
+The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The index includes approximately 380 industrials, 10 transportations, 45 financials and 65 utilities.
++The Russell 1000 Growth Index and the Russell 1000 Value Index contain stock from the Russell 1000 with greater than average growth orientation and low price to book ratios, respectively. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

ADVANTUS
HORIZON FUND
SEPTEMBER 30, 1997

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
                  $10,000 INVESTMENT IN ADVANTUS HORIZON FUND,
                        S&P 500 AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the S&P 500 (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1987 through September 30, 1997. The three lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 1997.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        18.7%
Five year                       14.0%
Ten year                        11.3%
(Thousands)                   Class A     S&P 500        CPI
9/30/1987                     $10,000     $10,000    $10,000
10/31/1987                     $7,439      $8,784    $10,249
10/31/1988                     $8,276     $10,093    $10,686
10/31/1989                    $10,124     $12,748    $11,175
10/31/1990                     $9,535     $11,792    $11,879
10/31/1991                    $13,241     $15,741    $12,226
10/31/1992                    $14,606     $17,306    $12,618
10/31/1993                    $15,710     $19,887    $12,956
9/30/1994                     $15,935     $20,174    $13,348
9/30/1995                     $19,881     $26,163    $13,642
9/30/1996                     $23,307     $31,118    $14,052
9/30/1997                     $29,124     $43,274    $14,363

                                                                        ADVANTUS
                                                                    HORIZON FUND
                                                              SEPTEMBER 30, 1997

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         19.3%
Since inception (8/19/94)        20.4%
(Thousands)                    Class B     S&P 500         CPI
8/19/1994                     $ 10,000    $ 10,000    $ 10,000
9/30/1994                      $ 9,629     $ 9,951    $ 10,067
9/30/1995                     $ 12,074    $ 12,905    $ 10,289
9/30/1996                     $ 14,221    $ 15,349    $ 10,598
9/30/1997                     $ 17,855    $ 21,345    $ 10,833

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        24.0%
Since inception (3/1/95)        23.0%
(Thousands)                   Class C     S&P 500        CPI
3/1/95                        $10,000     $10,000    $10,000
9/30/95                       $11,844     $12,169    $10,146
9/30/96                       $13,778     $14,474    $10,450
9/30/97                       $17,089     $20,128    $10,682

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS
HORIZON FUND
SEPTEMBER 30, 1997

TEN LARGEST STOCK HOLDINGS

                                                               % OF
                                               MARKET         STOCK
COMPANY                           SHARES        VALUE       PORTFOLIO
-------------------------------  ---------   -----------   ------------
General Electric Company.......    38,776    $ 2,639,192           5.1%
Intel..........................    22,800      2,104,725           4.1%
Merck & Co., Inc...............    18,900      1,888,819           3.7%
Tyco International Ltd.........    19,312      1,584,791           3.1%
Service Corporation
  International................    48,600      1,564,313           3.0%
Johnson & Johnson..............    25,800      1,486,725           2.9%
Omnicom Group..................    20,206      1,469,987           2.9%
Safeway Inc....................    26,291      1,429,573           2.8%
Philip Morris Companies,
  Inc..........................    33,600      1,396,500           2.7%
First Data Corporation.........    33,204      1,247,225           2.4%
                                             -----------           ---
                                             $16,811,850          32.7%
                                             -----------           ---
                                             -----------           ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                          15.4%
Health Care                         14.9%
Financial                           12.4%
Consumer Staples                    15.6%
Consumer Cyclical                   20.5%
Communication Services               2.8%
Capital Goods                       12.5%
Basic Materials                      1.9%
Cash and Other
Assets/Liabilities                   4.0%

                                                           ADVANTUS HORIZON FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1997
           (Percentages of each investment category relate to total net assets.)

                                                                 MARKET
   SHARES                                                       VALUE(a)
------------                                                  ------------
COMMON STOCKS (96.0%)
  BASIC MATERIALS (1.9%)
    Chemicals (1.9%)
      20,293   Praxair Inc..................................  $  1,038,748
                                                              ------------
  CAPITAL GOODS (12.5%)
    Electrical Equipment (4.9%)
      38,776   General Electric Company.....................     2,639,192
                                                              ------------
    Manufacturing (3.0%)
      19,312   Tyco International Ltd.......................     1,584,791
                                                              ------------
    Office Equipment (2.5%)
      16,700   Danka Business Systems PLC (c)...............       743,150
      16,700   Wallace Computer Services, Inc...............       615,813
                                                              ------------
                                                                 1,358,963
                                                              ------------
    Waste Management (2.1%)
      27,423   USA Waste Services Incorporated (b)..........     1,093,492
                                                              ------------
  COMMUNICATION SERVICES (2.8%)
    Telecommunication (1.1%)
      18,700   ADC Telecommunications Inc. (b)..............       607,750
                                                              ------------
    Telephone (1.7%)
      31,700   Cincinnati Bell Incorporated.................       901,469
                                                              ------------
  CONSUMER CYCLICAL (20.5%)
    Auto (2.6%)
       9,600   Danaher Corporation..........................       556,800
      11,800   Magna International, Inc. (c)................       815,675
                                                              ------------
                                                                 1,372,475
                                                              ------------
    Houseware (1.0%)
      12,300   Leggett & Platt Incorporated.................       548,119
                                                              ------------
    Leisure (1.3%)
      20,711   GTECH Holdings Corporation (b)...............       708,057
                                                              ------------
                                                                 MARKET
   SHARES                                                       VALUE(a)
------------                                                  ------------
  CONSUMER CYCLICAL--CONTINUED
    Lodging--Hotel (2.2%)
      25,700   Carnival Corporation.........................  $  1,188,625
                                                              ------------
    Retail (3.5%)
      35,000   Family Dollar Stores.........................       798,438
      11,250   Home Depot Inc...............................       586,405
      13,900   Wal-Mart Stores, Inc.........................       509,088
                                                              ------------
                                                                 1,893,931
                                                              ------------
    Service (9.0%)
      37,670   CUC International Inc. (b)...................     1,167,770
       8,600   HFS Incorporated (b).........................       640,162
      20,206   Omnicom Group................................     1,469,986
      48,600   Service Corporation International............     1,564,313
                                                              ------------
                                                                 4,842,231
                                                              ------------
    Textiles (.9%)
      12,700   Nine West Group Inc. (b).....................       499,269
                                                              ------------
  CONSUMER STAPLES (15.6%)
    Beverage (1.9%)
      17,000   Coca-Cola Company............................     1,035,938
                                                              ------------
    Food (1.4%)
      11,500   Conagra, Inc.................................       759,000
                                                              ------------
    Household Product (3.1%)
      28,900   Newell Company...............................     1,156,000
       7,000   Procter & Gamble Company.....................       483,438
                                                              ------------
                                                                 1,639,438
                                                              ------------
    Personal Care (.9%)
       5,500   Gillette Company.............................       474,719
                                                              ------------
    Retail (3.7%)
       9,400   CVS Corporation..............................       534,625
      26,291   Safeway Inc. (b).............................     1,429,573
                                                              ------------
                                                                 1,964,198
                                                              ------------

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                 MARKET
   SHARES                                                       VALUE(a)
------------                                                  ------------
  CONSUMER STAPLES--CONTINUED
    Service (2.0%)
       5,600   Automatic Data Processing Inc................  $    280,000
      20,252   Manpower.....................................       799,954
                                                              ------------
                                                                 1,079,954
                                                              ------------
    Tobacco (2.6%)
      33,600   Philip Morris Companies, Inc.................     1,396,500
                                                              ------------
  FINANCIAL (12.4%)
    Banks (1.3%)
      11,150   Norwest Corporation..........................       682,937
                                                              ------------
    Commercial Finance (1.4%)
       8,000   Finova Finance Trust.........................       757,000
                                                              ------------
    Consumer Finance (1.6%)
      13,599   Associates First Capital Corporation.........       846,537
                                                              ------------
    Finance--Diversified (1.0%)
      15,200   Federal Home Loan Mortgage Corporation.......       535,800
                                                              ------------
    Insurance (4.2%)
      11,328   American Internationl Group..................     1,168,908
      27,750   Sunamerica Incorporated......................     1,087,453
                                                              ------------
                                                                 2,256,361
                                                              ------------
    Investment Bankers/Brokers (1.3%)
      10,000   T. Rowe Price Associates.....................       672,500
                                                              ------------
    Savings and Loans (1.6%)
      12,400   Washington Mutual Incorporated...............       864,900
                                                              ------------
  HEALTH CARE (14.9%)
    Drugs (5.8%)
       5,200   Eli Lilly & Company..........................       626,275
      18,900   Merck & Co., Inc.............................     1,888,819
      12,000   Smithkline Beecham (c).......................       586,500
                                                              ------------
                                                                 3,101,594
                                                              ------------
                                                                 MARKET
   SHARES                                                       VALUE(a)
------------                                                  ------------
  HEALTH CARE--CONTINUED

    Health Care--Diversified (4.3%)
      12,600   Abbott Laboratories..........................  $    805,613
      25,800   Johnson & Johnson............................     1,486,725
                                                              ------------
                                                                 2,292,338
                                                              ------------
    Hospital Management (.9%)
      15,991   Columbia/HCA Healthcare Corporation..........       459,740
                                                              ------------
    Managed Care (.9%)
      10,100   United Health Care...........................       505,000
                                                              ------------
    Medical Product/Supplies (3.0%)
      16,800   Medtronic Inc................................       789,600
      19,300   Sybron International Corporation (b).........       828,694
                                                              ------------
                                                                 1,618,294
                                                              ------------
  TECHNOLOGY (15.4%)
       8,200   Cisco Systems, Inc. (b)......................       599,113
      10,936   Computer Associates International............       785,342
      24,200   Equifax Incorporated.........................       760,788
      33,204   First Data Corporation.......................     1,247,225
      19,300   Galileo International Inc. (b)...............       539,194
      22,800   Intel........................................     2,104,723
       5,900   Microsoft Corporation (b)....................       780,644
      20,000   Parametric Technology Corporation (b)........       882,500
      15,750   Paychex Incorporated.........................       549,281
                                                              ------------
                                                                 8,248,810
                                                              ------------
Total common stocks
  (cost: $36,551,493).......................................    51,468,670
                                                              ------------

              See accompanying notes to investments in securities.

                                                           ADVANTUS HORIZON FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
 PRINCIPAL                                                                            VALUE(a)
------------                                                                        ------------
SHORT-TERM SECURITIES (5.3%)
$  1,550,000   U.S. Treasury Bill...........................     4.924%   12/11/97  $  1,535,019
     145,000   U.S. Treasury Bill...........................     5.179%   10/02/97       144,984
   1,180,000   U.S. Treasury Bill...........................     5.047%   11/06/97     1,174,311
                                                                                    ------------
               Total short-term securities (cost: $2,854,104).....................     2,854,314
                                                                                    ------------
               Total investments in securities (cost: $39,405,597) (d)............  $ 54,322,984
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Presently non-income producing.

(c) The Fund held 4.0% of the net assets in foreign securities as of September 30, 1997.

(d) At September 30, 1997 the cost of securities for federal income tax purposes was $39,468,772. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $15,249,730
     Gross unrealized depreciation.....................   (395,518)
                                                         ---------
     Net unrealized appreciation.......................  $14,854,212
                                                         ---------
                                                         ---------

ADVANTUS HORIZON FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

                                       ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $39,405,597)..................  $  54,322,984
Cash in bank on demand deposit........................................         27,323
Receivable for Fund shares sold.......................................         52,179
Dividends receivable..................................................         55,983
                                                                        -------------
    Total assets......................................................     54,458,469
                                                                        -------------
                                     LIABILITIES
Payable for investment securities purchased...........................        734,737
Payable for Fund shares repurchased...................................         21,379
Payable to Adviser....................................................         73,502
                                                                        -------------
    Total liabilities.................................................        829,618
                                                                        -------------
Net assets applicable to outstanding capital stock....................  $  53,628,851
                                                                        -------------
                                                                        -------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2 billion shares, Class B--2 billion shares, Class C--2 billion shares and 4
   billion shares unallocated) of $.01 par value (note 1).............  $      23,426
  Additional paid-in capital..........................................     32,759,753
  Accumulated net realized gains from investments.....................      5,928,285
  Unrealized appreciation on investments..............................     14,917,387
                                                                        -------------
    Total--representing net assets applicable to outstanding capital stock............................................................  $  53,628,851
                                                                        -------------
                                                                        -------------
Net assets applicable to outstanding Class A Shares...................  $  40,191,660
                                                                        -------------
                                                                        -------------
Net assets applicable to outstanding Class B Shares...................  $  11,683,601
                                                                        -------------
                                                                        -------------
Net assets applicable to outstanding Class C Shares...................  $   1,753,590
                                                                        -------------
                                                                        -------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 1,742,946...............................  $       23.06
                                                                        -------------
                                                                        -------------
  Class B--Shares outstanding 521,312.................................  $       22.41
                                                                        -------------
                                                                        -------------
  Class C--Shares outstanding 78,348..................................  $       22.38
                                                                        -------------
                                                                        -------------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1997

Investment income:
  Interest............................................................  $     67,627
  Dividends...........................................................       415,008
                                                                        ------------
      Total investment income.........................................       482,635
                                                                        ------------
Expenses (note 4):
  Investment advisory fee.............................................       369,628
  Distribution fees--Class A..........................................       108,113
  Distribution fees--Class B..........................................        88,081
  Distribution fees--Class C..........................................        13,577
  Administrative services fee.........................................        43,200
  Custodian fees......................................................        10,873
  Auditing and accounting services....................................        16,983
  Legal fees..........................................................         2,792
  Directors' fees.....................................................           827
  Registration fees...................................................        34,199
  Printing and shareholder reports....................................        31,855
  Insurance...........................................................         5,297
  Other...............................................................        29,791
                                                                        ------------
      Total expenses..................................................       755,216
  Less fees and expenses waived or absorbed:
    Class A distribution fees.........................................       (18,019)
                                                                        ------------
      Total net expenses..............................................       737,197
                                                                        ------------
      Investment loss--net............................................      (254,562)
                                                                        ------------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)..........................     6,455,409
  Net change in unrealized appreciation or depreciation on
   investments........................................................     4,155,265
                                                                        ------------
    Net gains on investments..........................................    10,610,674
                                                                        ------------
Net increase in net assets resulting from operations..................  $ 10,356,112
                                                                        ------------
                                                                        ------------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                                            1997           1996
                                                                        ------------   ------------
Operations:
  Investment loss--net................................................  $   (254,562)  $   (209,509)
  Net realized gains on investments...................................     6,455,409      8,181,489
  Net change in unrealized appreciation or depreciation on
   investments........................................................     4,155,265     (1,636,711)
                                                                        ------------   ------------
      Increase in net assets resulting from operations................    10,356,112      6,335,269
                                                                        ------------   ------------
Distributions to shareholders from net realized gains on investments:
    Class A...........................................................    (6,782,073)    (2,112,129)
    Class B...........................................................    (1,445,269)      (194,725)
    Class C...........................................................      (225,564)       (19,544)
                                                                        ------------   ------------
      Total distributions.............................................    (8,452,906)    (2,326,398)
                                                                        ------------   ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A...........................................................     7,456,668      6,636,439
    Class B...........................................................     4,460,062      3,313,209
    Class C...........................................................       937,063        853,733
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A...........................................................     6,665,984      2,076,351
    Class B...........................................................     1,433,925        190,286
    Class C...........................................................       223,868         19,544
  Payments for redemption of shares:
    Class A...........................................................    (9,667,961)   (13,750,830)
    Class B...........................................................      (949,523)      (377,718)
    Class C...........................................................      (506,920)       (32,264)
                                                                        ------------   ------------
      Increase (decrease) in net assets from capital share
       transactions...................................................    10,053,166     (1,071,250)
                                                                        ------------   ------------
      Total increase in net assets....................................    11,956,372      2,937,621
Net assets at beginning of year.......................................    41,672,479     38,734,858
                                                                        ------------   ------------
Net assets at end of year.............................................  $ 53,628,851   $ 41,672,479
                                                                        ------------   ------------
                                                                        ------------   ------------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1997

(1) ORGANIZATION
    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital combined with a moderate level of current income.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income by $254,562, decrease accumulated net realized gains from investments by $254,574 and increase additional paid in capital by $12.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income, if any, are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $32,170,154 and $32,269,499, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .25 percent. Ascend waived Class A distribution fees in the amount of $18,019 for the year ended September 30, 1997.

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal fees, auditing and accounting services fees, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $269,005.

    As of September 30, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 36,882 Class A shares which represents 2.1 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,792.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1997 and 1996 were as follows:

                                                           CLASS A                CLASS B               CLASS C
                                                    ----------------------  --------------------  --------------------
                                                       1997        1996       1997       1996       1997       1996
                                                    ----------  ----------  ---------  ---------  ---------  ---------
Sold..............................................     343,891     311,359    216,042    157,638     44,666     40,501
Issued for reinvested distributions...............     344,511     104,307     76,153      9,781     11,895        994
Redeemed..........................................    (437,803)   (644,637)   (45,438)   (17,831)   (23,117)    (1,540)
                                                    ----------  ----------  ---------  ---------  ---------  ---------
                                                       250,599    (228,971)   246,757    149,588     33,444     39,955
                                                    ----------  ----------  ---------  ---------  ---------  ---------
                                                    ----------  ----------  ---------  ---------  ---------  ---------

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(6) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                CLASS A
                                -----------------------------------------------------------------------
                                                                         PERIOD FROM
                                                                         NOVEMBER 1,
                                     YEAR ENDED SEPTEMBER 30,              1993 TO          YEAR ENDED
                                ----------------------------------      SEPTEMBER 30,      OCTOBER 31,
                                  1997         1996       1995(a)          1994(b)             1993
                                --------     --------     --------     ---------------     ------------
Net asset value, beginning of
 period.......................  $  23.07     $  20.94     $  17.34     $    17.64             $  16.73
                                --------     --------     --------        -------          ------------
Income from investment
 operations:
  Net investment income
   (loss).....................      (.08)        (.10)        (.03)            --                  .05
  Net gains or losses on
   securities (both realized
   and unrealized)............      4.89         3.51         4.17            .25                 1.20
                                --------     --------     --------        -------          ------------
    Total from investment
     operations...............      4.81         3.41         4.14            .25                 1.25
                                --------     --------     --------        -------          ------------
Less distributions:
  Dividends from net
   investment income..........        --           --           --             --                 (.05)
  Distributions from capital
   gains......................     (4.82)       (1.28)        (.54)          (.55)                (.29)
                                --------     --------     --------        -------          ------------
    Total distributions.......     (4.82)       (1.28)        (.54)          (.55)                (.34)
                                --------     --------     --------        -------          ------------
Net asset value, end of
 period.......................  $  23.06     $  23.07     $  20.94     $    17.34             $  17.64
                                --------     --------     --------        -------          ------------
                                --------     --------     --------        -------          ------------
Total return (d)..............      25.0%        17.2%        24.8%           1.4%                 7.6%
Net assets, end of period (in
 thousands)...................  $ 40,192     $ 34,435     $ 36,040     $   31,387             $ 30,015
Ratio of expenses to average
 daily net assets (e)(f)......      1.43%        1.41%        1.41%          1.43%(g)             1.31%
Ratio of net investment income
 (loss) to average daily net
 assets (e)(f)................      (.39)%       (.43)%       (.15)%         (.01)%(g)             .27%
Portfolio turnover rate
 (excluding short-term
 securities)..................      71.5%        84.7%        46.8%          43.5%                47.0%
Average commission rate on
 stock transactions (i).......  $  .0661     $  .0763          N/A            N/A                  N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total returns presented are not annualized.

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                       CLASS B                                              CLASS C
                                ------------------------------------------------------     -----------------------------------------
                                                                         PERIOD FROM                                   PERIOD FROM
                                                                         AUGUST 19,             YEAR ENDED              MARCH 1,
                                     YEAR ENDED SEPTEMBER 30,            1994(c) TO            SEPTEMBER 30,           1995(c) TO
                                ----------------------------------      SEPTEMBER 30,      ---------------------      SEPTEMBER 30,
                                  1997         1996       1995(a)           1994             1997         1996            1995
                                --------     --------     --------     ---------------     --------     --------     ---------------
Net asset value, beginning of
 period.......................  $  22.65     $  20.74     $ 17.33      $    17.11          $  22.67     $  20.75     $    17.52
                                --------     --------     --------         ------          --------     --------         ------
Income from investment
 operations:
  Net investment income
   (loss).....................      (.19)        (.19)       (.10)           (.01)             (.20)        (.15)          (.06)
  Net gains or losses on
   securities (both realized
   and unrealized)............      4.77         3.38        4.05             .23              4.73         3.35           3.29
                                --------     --------     --------         ------          --------     --------         ------
    Total from investment
     operations...............      4.58         3.19        3.95             .22              4.53         3.20           3.23
                                --------     --------     --------         ------          --------     --------         ------
Less distributions:
  Dividends from net
   investment income..........        --           --          --              --                --           --             --
  Distributions from capital
   gains......................     (4.82)       (1.28)       (.54)             --             (4.82)       (1.28)            --
                                --------     --------     --------         ------          --------     --------         ------
    Total distributions.......     (4.82)       (1.28)       (.54)             --             (4.82)       (1.28)            --
                                --------     --------     --------         ------          --------     --------         ------
Net asset value, end of
 period.......................  $  22.41     $  22.65     $ 20.74      $    17.33          $  22.38     $  22.67     $    20.75
                                --------     --------     --------         ------          --------     --------         ------
                                --------     --------     --------         ------          --------     --------         ------
Total return (d)..............      24.3%        16.3%       23.7%            1.3%             24.0%        16.3%          18.4%
Net assets, end of period (in
 thousands)...................  $ 11,684     $  6,219     $ 2,592      $       97          $  1,754     $  1,018     $      103
Ratio of expenses to average
 daily net assets (e)(f)......      2.18%        2.19%       2.24%            .30%(h)          2.18%        2.19%          2.24%(g)
Ratio of net investment income
 (loss) to average daily net
 assets (e)(f)................     (1.13)%      (1.19)%     (1.05)%          (.13)%(h)        (1.14)%      (1.17)%        (1.13)%(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................      71.5%        84.7%       46.8%           43.5%             71.5%        84.7%          46.8%
Average commission rate on
 stock transactions (i).......  $  .0661     $  .0763         N/A             N/A          $  .0661     $  .0763            N/A

------------

(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961 in expenses for the year ended September 30, 1995. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.57% for Class A, 2.25% for Class B and 2.25% for Class C. The ratio of net investment income (loss) would have been (.31%) for Class A, (1.05%) for Class B and (1.13%) for Class C.
(f) The Fund's Distributor voluntarily waived $18,019, $28,836, $51,147 and $48,807 in Class A distribution fees for the years ended September 30, 1997 and 1996, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A expenses would have been charged for these fees, the ratio of expenses to average daily net assets would have been 1.48%, 1.50%, 1.61% and 1.49%, respectively. The ratio of net investment income (loss) to average daily net assets would have been (.44%), (.52%), (.19%) and .09%, respectively.
(g) Adjusted to an annual basis.
(h) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(i) Beginning is fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Horizon Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Horizon Fund, Inc. (the Fund) as of September 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the three years then ended, the period from November 1, 1993 to September 30, 1994 and for the year ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1997 and the results of its operations, changes in its net assets and financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 7, 1997

                                                           ADVANTUS HORIZON FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1997. Dividends for the 1997 calendar year will be reported to you on Form 1099-Div in late January 1998. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A, CLASS B AND CLASS C

Capital gains distribution--taxable as long-term capital gains

PAYABLE DATE                     PER SHARE
------------------------------  -----------
December 19, 1996.............   $  4.8227
                                -----------
                                -----------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                      [ADVANTUS-TM- FAMILY OF FUNDS LOGO]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48637 Rev. 11-1997